UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

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Axe Compute Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

(Address of Principal Executive Offices) (Zip Code)

(412) 432-1500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AGPU	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 15, 2026, Axe Compute Inc., a Delaware corporation, (the “Company”), filed a prospectus supplement (the “Prospectus Supplement) to the prospectus, dated May 21, 2024, filed with the Securities and Exchange Commission as part of its registration statement on Form S-3 (333-279123) (the “Registration Statement”), as supplemented by its prospectus supplement, dated May 21, 2024, as further supplemented by the prospectus supplements dated April 18, 2025 and October 29, 2025, as further supplemented by the prospectus supplement dated May 15, 2026 (collectively, the “ATM Prospectus”). The Company previously entered into an ATM Sales Agreement (the “Agreement”) on May 3, 2024 with H.C. Wainwright & Co., LLC (“Wainwright”), as sales agent, to sell shares of the Company’s common stock, par value $0.01 per share, from time to time, through an “at the market offering” program pursuant to which Wainwright will act as sales agent.

The Company filed the Prospectus Supplement to amend the ATM Prospectus to update the maximum amount of shares of common stock that it is eligible to sell from and after May 15, 2026, pursuant to the Agreement and the Form S-3 registration statement of which the ATM Prospectus is a part and to indicate that the Company is no longer subject to the offering limitations imposed by General Instruction I.B.6 of Form S-3. Following the filing of the Prospectus Supplement, the aggregate amount of shares that are available for sale is $100,000,000. As of the date of the Prospectus Supplement, the Company sold securities with an aggregate market value of approximately $12.7 million during the 12 calendar months prior to, and including, the date of the Prospectus Supplement.

Lucosky Brookman LLP, counsel to the Company, has issued a legal opinion relating to the shares of the Company’s common stock that may be issued pursuant to the at-the-market offering program under the ATM Prospectus. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Lucosky Brookman LLP
23.1	Consent of Lucosky Brookman LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axe Compute Inc.

Date: May 15, 2026	By:	/s/ Christopher Miglino
Christopher Miglino
Chief Executive Officer